UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2011

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item  5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07 Submission of Matters to a Vote of Security Holders.

SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Departure of Director

On November 3, 2011, David G. Arscott retired from his position as a director effective immediately prior to the Company’s 2011 Annual Meeting of Stockholders on November 3, 2011.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held at the principal office of the Company at 4650 Cushing Parkway, Fremont, California 94538 on November 3, 2011. Out of 122,656,511 shares of Common Stock (as of the record date of September 9, 2011) entitled to vote at the meeting, 106,318,085 shares were present in person or by proxy.

The results of voting on the following items were as set forth below:

(a) The votes for nominated directors, to serve for the ensuing year, and until their successors are elected, were as follows:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
James W. Bagley	92,555,982	1,742,241
Robert M. Berdahl	93,349,071	949,152
Eric K. Brandt	94,054,531	243,692
Michael R. Cannon	92,923,301	1,374,922
Christine A. Heckart	93,433,246	864,977
Grant M. Inman	92,445,914	1,852,309
Catherine P. Lego	94,057,558	240,665
Stephen G. Newberry	94,057,272	240,951
Kim E. Perdikou	94,050,651	247,572
Abhijit Y. Talwalkar	93,433,128	865,095
			12,019,862

All director nominees were duly elected.

(b) The vote on a proposal to approve on an advisory basis the Company’s fiscal year 2011executive compensation (“Say on Pay”) was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	75,880,005	16,847,520	1,570,698
% of Voted Shares	80.46%	17.86%	1.66%
% of Outstanding Shares	61.86%	13.73%	1.28%
				12,019,862

The proposal was approved.

(c) The vote on a proposal to approve on an advisory basis the frequency of executive compensation votes was as follows:

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Total Shares Voted	82,208,519	90,829	10,907,154	1,091,721
% of Voted Shares	87.17%	0.09%	11.56%	1.15%
% of Outstanding Shares	67.02%	0.07%	8.89%	0.89%

The proposal for a frequency of one year was approved.

(d) The vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2012 was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	105,112,831	1,169,331	35,923
% of Voted Shares	98.86%	1.09%	0.03%
% of Outstanding Shares	85.69%	0.95%	0.02%

The appointment was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2011

LAM RESEARCH CORPORATION

By:	/s/ George M. Schisler, Jr.
George M. Schisler, Jr.
Vice President, General Counsel and Secretary